Filed with the Securities and Exchange Commission on November 26, 2025

1933 Act Registration File No. 333-182417

1940 Act File No. 811-22718

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐	Pre-Effective Amendment No.
☒	Post-Effective Amendment No. 423

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒	Amendment No. 426

(Check appropriate box or boxes.)

TWO ROADS SHARED TRUST

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:

631-490-4300

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and. Address of Agent for Service)

Copy to:

Stacy H. Louizos Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020	Timothy Burdick Ultimus Fund Solutions, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 30, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(l)
☐	on (date) pursuant to paragraph (a)(l)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Hunter Small Cap Value Fund

Class I HSCVX

PROSPECTUS

November 30, 2025

www.hunterfunds.com

1-833-835-1171

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

HUNTER SMALL CAP VALUE FUND

Investment Objective:

The Hunter Small Cap Value Fund (the “Fund”) seeks capital appreciation. There is no guarantee that the Fund will meet its investment objective.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.95%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.41%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.37%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.46)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct expenses incurred by the Fund.

(2)	The Fund’s adviser, Hunter Perkins Capital Management, LLC (“Hunter” or the “Adviser”) has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund through at least November 30, 2026 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 0.90% of average daily net assets (the “Expense Cap”). Prior to November 30, 2025, the Expense Cap was 0.95% of average daily net assets. Prior to November 30, 2023, the Expense Cap was 1.25% of average daily net assets. Accordingly, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement does not match the information provided in the Financial Highlights. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation in effect at the time the reimbursement is made.

(3)	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current Expense Cap.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$93	$389	$706	$1,606

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended July 31, 2025, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies:

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with small market capitalizations. The Fund currently defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is within the range of the market capitalizations of companies in the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. The market capitalizations within the Russell 2000® Value Index will vary, but as of September 30, 2025, they ranged from approximately $30 million to $21.88 billion. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in securities of issuers with any market capitalization.

To identify investment opportunities for the Fund, the Adviser employs a disciplined, bottom-up investment process that relies on internally-generated fundamental research focused on positive secular trends in industries and companies, earnings power and growth, durable competitive advantage and other investment criteria. In selecting securities for the Fund, the Adviser examines various factors in determining the value characteristics of issuers, seeking out issuers with sustainable revenue and earnings growth, reasonable valuations, strong balance sheets, favorable reward to risk characteristics, strong management and undervalued stock prices. While technical analysis does not play a critical role in the Adviser’s investment process, on occasion it will look at various technical indicators to inform potential trading decisions. Particular attention is paid to assessing the risk profiles of individual securities on a variety of sectors including customer concentration, product risk, legal liability, environmental, social and governance risk as well as balance sheet risk. The Fund also looks to construct a diversified portfolio of stocks with different return drivers to help mitigate sector specific risk.

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Under normal circumstances, the Fund expects to hold between 30-60 issuers, and does not expect to hold more than 10% of its assets in any one issuer. The Fund may invest up to 10% of its assets in foreign (non-U.S.) securities of issuers with any market capitalization. The Fund will sell a security when the Adviser determines the security no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser monitors and adjusts as appropriate. If an investment achieves its target valuation faster than anticipated, the holding period for such investment may be shortened. When the Adviser’s analysis indicates that market risks have risen, the Fund may invest in cash and/or cash equivalents (including money market funds) to preserve portfolio returns.

The Fund may also engage in securities lending to generate income.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

As with any fund, there is no guarantee that the Fund will achieve its goal.

●	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in the securities markets or adverse investor sentiment and political events affect the securities markets. A change in financial condition or other events affecting a single issuer or market may adversely impact securities markets as a whole. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

●	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the U.S. government and the Federal Reserve reduce market support activities, including by increasing interest rates, such reductions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

●	Management Risk. The risk that investment strategies employed by the Fund’s adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets.

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●	Small Cap Companies Risk. The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with larger market capitalizations. Small market capitalization issuers are not as diversified in their business activities as issuers with larger market capitalizations and are more susceptible to changes in the business cycle. The prices of securities of small market capitalization issuers generally are more volatile, less liquid, and more likely to be adversely affected by poor economic or market conditions than securities of larger companies. Small companies may have limited product lines, markets or financial resources, and they may be dependent upon a limited management group. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

●	Equity Securities Risk. The stock (i.e., equity) market can be volatile. Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. The prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	Value-Style Investing Risk. Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund’s value discipline may result in a portfolio of stocks that differs materially from its illustrative index.

●	Cash Positions Risk. At times, the Fund may hold a significant position in cash, cash equivalent securities or U.S. Treasury investments. When the Fund’s investment in cash, cash equivalent securities or U.S. Treasury investment increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

●	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.

●	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

●	Gap Risk. The Fund is subject to the risk that stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

●	Geographic Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region may affect the value of the Fund’s investments more than if the investments were not so focused.

●	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

●	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance.

●	Money Market Fund Risk. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. These rule amendments may impact the Fund’s use of prime money market mutual funds for capital preservation purposes.

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●	New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

●	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

●	Sector Risk. If the Fund invests a significant portion of its total assets in certain issuers within the same economic sector, there is a risk that an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular sector.

○	Consumer Discretionary Sector Risk. The consumer discretionary sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preference, exploration and production spending. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy and, in turn, negatively affect companies in the consumer discretionary sector

○	Financials Sector Risk. Companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. In addition, in recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector.

○	Industrials Sector Risk. The value of companies in the industrial sector may be adversely affected by supply and demand related to their specific products or services and industrial sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and the introduction of new products.

●	Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. In certain market conditions, the portion of the Fund’s securities on loan may be significant and may magnify the risk of such a loss or delay. Any gain or loss in the market price of the securities loaned that occurs during the term of the loan would be for the account of the Fund.

●	U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

●	Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●	Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect industries, sectors or markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time.

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Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund, by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index as well as against a performance index which the Adviser believes better represents the Fund’s investment strategy. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.hunterfunds.com or by calling 1-833-835-1171.

Performance Bar Chart for the Calendar Year Ended December 31st

Highest Quarter:	12/31/2023	12.05%
Lowest Quarter:	9/30/2023	-4.82%

The Fund’s year to date return for the period ended September 30, 2025 was: 0.32%

Performance Table
Average Annual Total Returns
(For the year ended December 31, 2024)

	One Year	Since Inception(1)
Class I Shares
Return before taxes	12.22%	13.53%
Return after taxes on Distributions	11.58%	13.04%
Return after taxes on Distributions and Sale of Fund Shares	7.75%	10.45%
Russell 2000 Value Total Return Index(2) (reflects no deduction for fees, expenses or taxes)	8.05%	12.39%
S&P 500 Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	25.02%	26.47%

(1)	The inception date of the Fund is December 28, 2022.

(2)	The Russell 2000® Value Total Return Index is an unmanaged index that measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The Russell 2000® Index is an unmanaged, capitalization-weighted index of 2,000 small cap U.S. companies. Investors cannot invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

(3)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. The index is a broad-based flagship benchmark that serves as the Fund’s regulatory benchmark to allow investors to compare the Fund’s performance to a broad-based index. Investors cannot directly invest in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

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Investment Adviser: Hunter Perkins Capital Management, LLC d/b/a Hunter Capital Management (“Hunter” or the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers: The Fund is jointly managed by Alec Perkins, Founder, Chief Executive Officer and Portfolio Manager of Hunter, Bob Perkins, Founder and Portfolio Manager of Hunter and Tom Perkins, Founder and Portfolio Manager of Hunter. Alec Perkins, Bob Perkins and Tom Perkins have managed the Fund since its inception in 2022. Effective January 1, 2026, Bob Perkins will no longer serve as a Portfolio Manager of the Fund, and the Fund will be co-managed by Alec Perkins and Tom Perkins.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-833-835-1171 or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

	Minimum Investment
Class	Initial	Subsequent
I	$100,000	None

Tax Information: Dividends (including qualified dividend income) and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are generally taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section provides more detailed information about the investment objectives, principal investment strategies and certain risks of investing in the Hunter Small Cap Value Fund (the “Fund”). The Fund may also make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Fund’s Statement of Additional Information (“SAI”). This section also provides information regarding the Fund’s disclosure of portfolio holdings. The investment objective of the Fund is non-fundamental which means that it may be changed without shareholder approval.

Investment Objective: The Fund seeks capital appreciation. There is no guarantee that the Fund will meet its investment objective. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days, prior written notice to shareholders.

Principal Investment Strategies: The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with small market capitalizations. The Fund currently defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is within the range of the market capitalizations of companies in the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. The market capitalizations within the Russell 2000® Value Index will vary, but as of September 30, 2025, they ranged from approximately $30 million to $21.88 billion. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in securities of issuers with any market capitalization.

To identify investment opportunities for the Fund, the Adviser employs a disciplined, bottom-up investment process that relies on internally-generated fundamental research focused on positive secular trends in industries and companies, earnings power and growth, durable competitive advantage and other investment criteria. In selecting securities for the Fund, the Adviser examines various factors in determining the value characteristics of issuers, seeking out issuers with sustainable revenue and earnings growth, reasonable valuations, strong balance sheets, favorable reward to risk characteristics, strong management and undervalued stock prices. While technical analysis does not play a critical role in the Adviser’s investment process, on occasion it will look at various technical indicators to inform potential trading decisions. Particular attention is paid to assessing the risk profiles of individual securities on a variety of vectors including customer concentration, product risk, legal liability, environmental, social and governance risk as well as balance sheet risk. The Fund also looks to construct a diversified portfolio of stocks with different return drivers to help mitigate sector specific risk.

Under normal circumstances, the Fund expects to hold between 30-60 issuers, and does not expect to hold more than 10% of its assets in any one issuer. The Fund may invest up to 10% of its assets in foreign (non-U.S.) securities of issuers with any market capitalization. From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). The Fund will sell a security when the Adviser determines the security no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser monitors and adjusts as appropriate. If an investment achieves its target valuation faster than anticipated, the holding period for such investment may be shortened. When the Adviser’s analysis indicates that market risks have risen, the Fund may invest in cash and/or cash equivalents to preserve portfolio returns.

The Fund may also engage in securities lending to generate income.

Temporary Defensive Position: In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may temporarily invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments, cash and/or cash equivalents. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a temporary defensive position, the opportunity to achieve upside return may be limited and it may be unable for a time to achieve its investment objective.

Principal and Other Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The Adviser cannot guarantee that the Fund will achieve its objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. It is important that investors closely review and understand these risks before making an investment in the Fund. Additional information regarding the principal and certain other risks of investing in the Fund is provided below. The Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time. The following section provides additional information regarding certain of the principal

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risks identified under “Principal Risk Factors” in the Fund’s summary along with additional risk information. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect the Fund’s performance.

The Fund may be subject to the risks described below through its own direct investments and indirectly through investments in underlying funds.

●	Cash Positions Risk. At times, the Fund may hold a significant position in cash, cash equivalent securities or U.S. Treasury investments. When the Fund’s investment in cash, cash equivalent securities or U.S. Treasury investment increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

●	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, or its Service Providers to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, or its Service Providers may adversely impact the Fund or its shareholders. Because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its Service Providers are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. Events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

●	Equity Securities Risk. The stock (i.e., equity) market can be volatile. Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. The prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	Emerging Markets Risk. To the extent the Fund invests in emerging market securities, the risks associated with foreign (non-U.S.) investment risk may be particularly high. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; more pervasiveness of corruption and crime; less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries. Because of these risk factors, the Fund’s investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets. Governments of emerging market countries may own or control parts of the private sector. Accordingly, government actions could have a significant impact on economic conditions. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular sector and/or company, limit the investment by foreign persons to a specific class of securities of an issuer that may have less advantageous rights than a domestically available class, require foreign investors to maintain a trading account with only one licensed securities company in the relevant market and/or impose additional taxes on foreign investors. These may contribute to the illiquidity of the relevant securities market, as well as create inflexibility and uncertainty as to the trading environment. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

●	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies. Foreign securities involve risks related to less information about foreign companies in the form of reports and ratings than about U.S. issuers; less stringent investor protections and corporate governance; more or less foreign government regulation; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, war and terrorism) or diplomatic developments. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of

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economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Fund’s investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Fund or underlying funds are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s or underlying fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund or underlying fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The net currency positions of the Fund or underlying funds may expose them to risks independent of their securities positions.

The Fund may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially and adversely impact the value of securities in which the Fund or underlying fund has invested.

Investing in foreign securities also includes the economic and political risks associated with the countries in which the securities are issued. For example, the departure of the United Kingdom (the “UK”) from the EU in 2020 (commonly referred to as “Brexit”) could have a lasting impact on the currency volatility and economic growth in Europe among other political, regulatory, economic, and market outcomes that cannot be predicted. The full effects of Brexit are unknown at this time and could negatively impact the value of the Fund’s investments. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries. It is also possible that one or more of the European Union Economic and Monetary Union (the “EMU”) member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such abandonment or a country’s forced expulsion form the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. Such an exit by one country may also increase the probability that additional countries may exit the euro should they face similar financial difficulties. A number of countries in the Middle East and Europe have suffered terror attacks, and additional attacks may occur in the future. Eastern Europe and the Middle East have experienced ongoing military conflict; this conflict may expand and military attacks could continue to occur. Europe has also been struggling with mass migration from the Middle East and Africa. European elections could, depending on the outcomes, further call into question the future direction of the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. The ultimate effects of these events and other

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socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

●	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. For example, the price of a stock can drop from its closing price one night to its opening price the next morning. The difference between the two prices is the gap. Trading halts may lead to gap risk.

●	Geographic Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused.

●	IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

●	Issuer-Specific Risk. The value of a specific security or option can be more volatile than the market as a whole and may perform worse than the market as a whole. The value of large cap securities, as represented by the S&P 500 Index, can be more volatile than smaller cap securities due to differing market reactions to adverse issuer, political, regulatory, market, or economic developments.

●	Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares from the Fund. Such large shareholder redemptions may cause the Fund to sell securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Such sales may also accelerate the increase of taxable income to shareholders if these sales result in gains and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

●	Liquidity Risk. There is risk that the Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Any of these events could have a negative effect on fund management or performance. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19 and could have a negative effect on the Fund’s performance.

●	Management Risk. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser may have conflicts of interest that could interfere with its management of the Fund’s portfolio. For example, the Adviser or its affiliates may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest when making decisions regarding which investments may be appropriate for the Fund and other clients. Further information regarding conflicts of interest is available in the SAI.

●	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the U.S. government and the Federal Reserve reduce market support activities, including by increasing interest rates, such reductions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity

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and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

The impact of infectious illness outbreaks, such as COVID-19, that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.

●	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, tariffs, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in the securities markets, adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Different sectors of the market and different security types may react differently to such developments. Changes in value may be temporary or may last for extended periods. The Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Political turmoil within the U.S. and abroad may also impact the Funds. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets. The current contentious domestic political environment, as well as political and diplomatic events within the U.S. and abroad, such as presidential elections in the U.S. or abroad may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. The change in the presidential administration in 2025 has resulted in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, amount other things, inflation and the securities markets generally.

●	Money Market Fund Risk. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments

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the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share; rather, their net asset value will fluctuate with changes in the values of the securities in which the fund invests. Shares sold utilizing a floating net asset value may be worth more or less than their original purchase price. An institutional money market fund may impose a fee upon the redemption of fund shares or may temporarily suspend the ability to redeem shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. Money market funds are subject to specific rules that affect the manner in which these funds are structured and operated. These rules are subject to change. A change in these rules may impact a money market fund’s expenses, operations, returns, liquidity and continued viability. Rule amendments may impact the Fund’s use of prime money market mutual funds for capital preservation purposes.

●	Micro-Cap Companies Risk. Investments in micro-cap companies will be subject to the same risks as investments in small-cap companies. In addition, the securities of micro-cap companies may be particularly volatile in price, and such securities have significantly lower trading volumes than small-cap companies. As a result, the purchase or sale of more than a limited number of shares may affect its market price. Micro-cap companies may not have much publicly available information relative to larger companies. Micro-cap companies may have limited markets, financial resources, or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments relative to larger companies.

●	New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

●	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

●	Sector Risk. At times, some economic sectors may represent a larger portion of the Fund’s overall investment portfolio than other sectors. Sector risk is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular sector.

●	Consumer Discretionary Sector Risk. The consumer discretionary sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preference, exploration and production spending. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy and, in turn, negatively affect companies in the consumer discretionary sector.

●	Financials Sector Risk. Companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. In addition, in recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector.

●	Industrials Sector Risk. The value of companies in the industrial sector may be adversely affected by supply and demand related to their specific products or services and industrial sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and the introduction of new products.

●	Information Technology Sector Risk. Companies in the information technology sector face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector may face obsolescence and are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

●	Real Estate Sector Risk. Securities in the real estate sector are susceptible to the risks associated with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Potential impacts on the real estate sector that could affect securities include lower occupancy rates, decreased lease payments, defaults, and foreclosures, among other consequences.

●	Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. In certain market conditions, the portion of the Fund’s securities on loan may be significant and may

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magnify the risk of such a loss or delay. Any gain or loss in the market price of the securities loaned that occurs during the term of the loan would be for the account of the Fund.

●	Small Cap Companies Risk. The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with larger market capitalizations. Small market capitalization issuers are not as diversified in their business activities as issuers with larger market capitalizations and are more susceptible to changes in the business cycle. The prices of securities of small market capitalization issuers generally are more volatile, less liquid, and more likely to be adversely affected by poor economic or market conditions than securities of larger companies. Small companies may have limited product lines, markets or financial resources, and they may be dependent upon a limited management group. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

●	Underlying Funds Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. In addition, when the Fund invests in underlying funds, it will bear additional expenses based on its pro rata share of the underlying fund’s operating expenses, including the potential duplication of management fees.

●	U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

●	Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the Fund may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●	Value-Style Investing Risk. Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund’s value discipline may result in a portfolio of stocks that differs materially from its illustrative index.

●	Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect industries, sectors or markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time.

Portfolio Holdings Disclosure: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s SAI. Shareholders may request portfolio holdings schedules at no charge by calling 1-833-835-1171.

Cybersecurity

The computer systems, networks and devices used by the Fund and its Service Providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its Service Providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party Service Providers.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other Service Providers to transact business; prevention of Fund investors from purchasing, redeeming or exchanging shares or

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receiving distributions; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Investment by Other Investment Companies

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Rule 12d1-4 under the 1940 Act allows a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into an Investment Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Fund.

Description of Index

The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The index is completely reconstituted annually. As of October 31, 2025, the median market capitalization of the companies in the Russell 2000® Value Index was $774 million. Please note that this is as of a particular point in time and is subject to change.

Changes of Investment Policies

The Fund has adopted a non-fundamental investment policy that it will, under normal conditions, invest at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with small market capitalizations. This requirement is applied at the time of investment. The 80% investment policy of the Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

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MANAGEMENT

Investment Adviser

Hunter Perkins Capital Management, LLC dba Hunter Capital Management (“Hunter” or the “Adviser”) serves as the investment adviser to the Fund. Its principal place of business is 377 E. Butterfield Road, Suite 220 Lombard, IL 60148. Hunter was founded in 2020. As of July 31, 2025, the Adviser had approximately $679 million in assets under management.

Hunter has entered into an investment advisory agreement with the Fund. Under the agreement, Hunter receives an annual fee equal to 0.95% of the Fund’s average daily net assets. For the fiscal year ended July 31, 2025, the aggregate fee paid to the Fund’s investment adviser was 0.54% of the Fund’s average daily net assets. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

Hunter has contractually agreed to reduce the Fund’s fees and/or to make payments to limit Fund expenses through at least November 30, 2026, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund fees and expenses or extraordinary expenses such as litigation) of the Fund do not exceed 0.90%.

Prior to November 30, 2025, the Expense Cap was 0.95% of average daily net assets. Prior to November 30, 2023, the Expense Cap was 1.25% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment by Hunter from the Fund in future years on a rolling three-year basis (within the three years of when the amount has been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s N-CSRS for the semi-annual period ending January 31, 2025.

Portfolio Managers

Alec Perkins

Mr. Perkins, a founder of Hunter, has served as Chief Executive Officer and Portfolio Manager of Hunter since its inception in 2020. Mr. Perkins has over 20 years of financial industry experience. Prior to co-founding Hunter, he worked as a portfolio manager and analyst at Perkins Investment Management from 2012 to 2020. During his time at Perkins Investment Management, Mr. Perkins also served as an analyst covering REITs, homebuilders, media, education, building products, and real estate services industries. He received his bachelor of arts degree in history with a minor in economics and Chinese from Middlebury College, and earned his master of arts degree from Stanford University and MBA from the University of California – Berkeley, Haas School of Business.

Bob Perkins

Mr. Perkins, a founder of Hunter, has served Portfolio Manager of Hunter since its inception in 2020. Mr. Perkins has over 50 years of investing experience. Prior to co-founding Hunter, he was a founder of Perkins Wolf McDonnell, its successor firm PWMCO and its successor firm, Perkins Investment Management, where he served as president and a portfolio manager from 1980 to 2020. Prior to that, he was a portfolio manager at Kemper Financial. Mr. Perkins received a bachelor of science degree in business from Miami University, after which he served in the U.S. Navy for four years. Effective January 1, 2026, Mr. Perkins will be stepping away from his day-to-day portfolio management duties and will transition to a Senior Advisor role at Hunter. The remaining portfolio managers, Alec Perkins and Tom Perkins, will continue to co-manage the Fund.

Tom Perkins

Mr. Perkins, a founder of Hunter, has served Portfolio Manager of Hunter since its inception in 2020. Mr. Perkins has over 50 years of investing experience. Prior to his time at Hunter, he was a founder of PWMCO and its successor firm, Perkins Investment Management, where he served as chief executive officer and a portfolio manager from 1998 to 2018. Prior to that, he served as a managing director and portfolio manager at Alliance Capital. Earlier in his career, Mr. Perkins worked at Kemper Financial Management. Mr. Perkins graduated from Harvard College.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of the Fund’s shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, P.O. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of the Fund’s NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities listed on an exchange are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the last bid and ask prices on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

In accordance with procedures approved by the Board (“Valuation Procedures”), if market quotations are not readily available or if, in the opinion of the Fund’s Adviser, the market quotation that is used to value a security does not represent a readily available market quotation or does not reflect the fair value of the security, the security will be valued at its fair market value (“Fair Valuation”) as determined in good faith by a valuation designee (the “Valuation Designee”). The Board has delegated certain valuation responsibilities to the Valuation Designee in accordance with the Valuation Procedures. The Valuation Procedures also require Fair Valuation of certain other types of securities, such as illiquid securities. In all of these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Because Fair Valuation involves subjective judgments, Fair Valuation may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed the Adviser as its Valuation Designee for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust, including the Fund. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board shall be responsible for reviewing and approving fair value methodologies utilized by a Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the Valuation Procedures approved by the Board.

The Fund may use independent pricing services to assist in calculating the fair market value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund or an underlying fund may hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund or an underlying fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair Valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The shares of many funds that trade on an exchange (such as ETFs), after their initial public offering, frequently trade at a price per share that is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or premium on shares of any ETF purchased by the Fund will not change.

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HOW TO PURCHASE SHARES

Class I Shares: This Prospectus describes Class I shares, which is currently the only share class that is being offered by the Fund. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares require a minimum initial investment of $100,000 and there is no minimum for subsequent investments. The Fund and the Adviser may each waive investment minimums at their individual discretion. Class I Shares may not be available for purchase in all states.

Class I shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

●	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.

●	Individual Investors include trustees, officers and employees of the Trust and its affiliates, and immediate family members of all such persons.

●	Clients of the Adviser.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form (the “Application”) to the following address:

Regular/Express
Hunter Small Cap Value Fund
c/o Ultimus Fund Solutions, LLC
PO Box 46707
Cincinnati, OH 45246

Overnight Mail
Hunter Small Cap Value Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Dr, Suite 450
Cincinnati, OH 45246

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-833-835-1171 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

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Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Transaction Limit: The Fund may limit ACH purchases to a maximum of $100,000 per transaction. This limit may be modified at any time without prior notice.

Bank Account Requirements: To establish ACH services, your designated bank account must be with a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and title on your Fund account. The bank account must be owned and controlled by the shareholder. ACH transfers originating from a third-party bank account will be rejected.

Redemption and Security Policies

•	Redemption Proceeds: For shareholder protection, a request for an electronic redemption to a bank account that has been on file for less than 30 calendar days will be rejected. To proceed with the redemption, you must either (a) provide a written request with a Medallion Signature Guarantee, as detailed further in the “Medallion Signature Guarantee” section, or (b) request payment by a check sent to your address of record.

•	Right to Refuse Transactions: The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not in “good order.” A transaction is considered in “good order” when all required information and authorizations have been provided.

Automatic Investment Plan: Investors may purchase shares of the Fund through an Automatic Investment Plan (AIP), which allows for regular, periodic investments from a designated bank account. With the investor’s authorization and bank approval, the Fund’s transfer agent will automatically withdraw the amount specified by the investor and invest it in Fund shares on a periodic basis.

There is no minimum investment required to participate in the AIP. Investors may modify or terminate their participation in the AIP at any time by notifying the Fund or its transfer agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. The Fund reserves the right to suspend or discontinue the AIP at any time

Minimum and Additional Investment Amounts: The minimum initial investment in Class I shares is $100,000. There is no minimum subsequent investments when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund reserves the right to waive any investment minimum requirement.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Hunter Small Cap Value Fund. The Fund will not accept payment in Cash equivalents, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), as well as counter checks, starter checks, traveler’s checks, money orders, credit card checks, and payments drawn on non-U.S. financial institutions, will generally not be accepted for the purchase of fund shares.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or any electronic payment that is returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●	the name of the Fund;

●	the dollar amount of shares to be purchased;

●	a completed purchase application or investment stub; and

●	check payable to the “Hunter Small Cap Value Fund”.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-833-835-1171 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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HOW TO REDEEM SHARES

Redeeming Shares: If you hold shares directly through an account with the Fund, you may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express
Hunter Small Cap Value Fund
c/o Ultimus Fund Solutions, LLC
PO Box 46707
Cincinnati, OH 45246

Overnight Mail
Hunter Small Cap Value Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Dr, Suite 450
Cincinnati, OH 45246

Redemptions by Telephone: You may purchase, exchange, or redeem Fund shares by calling 1-833-835-1171. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $50,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: Shareholders may elect to participate in a Systematic Withdrawal Plan (“SWP”) to have a specified amount withdrawn from their account on a periodic basis. Withdrawals may be made in any amount and at any frequency selected by the shareholder. To establish an SWP, please complete the appropriate form or contact the Transfer Agent.

Redemptions in Kind: It is expected that payment of redemption proceeds will normally be made from uninvested cash or short-term investments or proceeds from the sale of portfolio securities. It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of the Fund’s ability to redeem in kind in order to meet shareholder redemption requests. The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

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When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●	The request must identify your account number;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: To protect shareholders and the Fund against potential fraud, a signature guarantee, specifically a Medallion Signature Guarantee (“MSG”), may be required in certain circumstances. A Medallion Signature Guarantee is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority of the individual signing on behalf of the account owner.

The Fund or its transfer agent may require a Medallion Signature Guarantee in the following situations:

●	The redemption amount exceeds $50,000;

●	The proceeds are being mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days;

●	The redemption proceeds are made payable to someone other than the registered account owner;

●	The proceeds are directed to a financial institution account not held in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Redemption instructions are submitted by mail with alternate delivery instructions or special processing;

●	Any other situation where the Fund or its transfer agent reasonably determines that additional documentation or verification is warranted.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. Notarization is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Fund’s transfer agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required. The Funds’ Transfer Agent reserves the right to reject any signature guarantee.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own shares of the Fund through an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $1,000 ($500 for retirement accounts), the Fund may notify you that, unless the account is brought up to at least $1,000 ($500 for retirement accounts) within 30 days of the notice, your account

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could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $1,000 ($500 for retirement accounts) due to a decline in NAV.

Account Statements and Transaction Confirmations: You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm the Fund’s shareholders by disrupting that Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

●	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;”

●	Rejecting or limiting specific purchase requests; and

●	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund, its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income annually and net capital gains annually. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain -- a maximum of 20%. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions.

When you redeem, sell or exchange Fund shares, you will generally realize a taxable gain or loss (unless you are a tax-exempt investor or your investment is in a qualified retirement account). This gain or loss is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund). The Fund (or its administrative agent) is required to report to the Internal Revenue Service (“IRS”) and furnish to shareholders the cost basis information for sale transactions of shares.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Cost Basis Reporting

The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.

The Fund’s default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 1-833-835-1171, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds (currently, at a rate of 24%). The Fund reserves the right to reject any application that does not include a certified social security or other taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a social security number is pending. The Fund may be required to withhold taxes if a taxpayer identification number is not delivered to the Fund within seven days.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

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For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Uncashed checks/ Automatic Div Cap Gain Reinvestment

If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1.	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

2.	Dividends and capital gain distributions checks are not cashed within 180 days; or

3.	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

The foregoing is only a brief summary of certain U.S. federal income tax consequences of investing in the Fund. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares. See “Tax Status” in the Fund’s SAI for more information.

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DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4221 North 203rd Street, Ste. 100, Elkhorn, Nebraska 68022-3474, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates, and the Fund’s Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund, including affiliates of the Adviser. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to the Fund’s shareholders. The level of payments made to financial intermediaries in any given year will vary. The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Fund mails only one copy of the Prospectus, and annual and semi-annual reports (or, if applicable, each notice of electronic accessibility thereof) to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-833-835-1171 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the financial statements audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s July 31, 2025, Form N-CSR filing, which is available upon request and is incorporated by reference in the SAI.

Hunter Small Cap Value Fund - Class I

FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding throughout each period presented.

	For the Year Ended July 31, 2025	For the Year Ended July 31, 2024		For the Period Ended July 31, 2023*
Net Asset Value, Beginning of Period	$12.77	$11.14		$10.00
Increase From Operations:
Net investment income (a)	0.11	0.10		0.08
Net gain (loss) from investments (both realized and unrealized)	(0.50)	1.66		1.06
Total from operations	(0.39)	1.76		1.14

Less Distributions:
From net investment income	(0.07)	(0.06)		—
From net realized gains on investments	(0.25)	(0.07)		—
Total Distributions	(0.32)	(0.13)		—

Net Asset Value, End of Period	$12.06	$12.77		$11.14

Total Return (b)	(3.22)%	16.01%		11.40	% (c)

Net assets, end of period (in 000’s)	$52,627	$53,033		$25,763

Ratios/Supplemental Data
Ratio of gross expenses to average net assets (d)	1.36%	1.67%		2.34	% (e)
Ratio of net expenses to average net assets	0.95%	1.02	% (f)	1.25	% (e)
Ratio of net investment income to average net assets	0.92%	0.86%		1.23	% (e)
Portfolio turnover rate	33%	39%		29	% (c)

*	Hunter Small Cap Value Fund commenced operations on December 28, 2022.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Not annualized.

(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(e)	Annualized.

(f)	Effective December 1, 2023, the operating expense limitation was reduced to 0.95% from 1.25%.

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PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

●     Social Security number and income

●     Account transactions and transaction history

●     Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

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What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?

We collect your personal information, for example, when you

● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. ● Two Roads Shared Trust does not jointly market.

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Hunter Small Cap Value Fund

Adviser	Hunter Perkins Capital Management, LLC dba Hunter Capital Management 377 E. Butterfield Road, Suite 220 Lombard, IL 60148	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Custodian	U.S. Bank, N.A. 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212	Legal Counsel	Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103

The SAI provides additional information about the Fund, including the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The SAI and the financial statements in the Fund’s most recent Form N-CSR filing for the fiscal year ended July 31, 2025, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).

To obtain a free copy of the SAI, annual and semi-annual reports to shareholders, when available, or other information about the Fund such as the Fund’s financial statements, or to make shareholder inquiries about the Fund, please call 1-833-835-1171. The SAI, annual and semi-annual reports and other information relating to the Fund, such as the Fund’s financial statements, can be found, free of charge, at www.hunterfunds.com. You may also write to:

Hunter Small Cap Value Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr, Suite 450

Cincinnati, OH 45246

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22718

Hunter Small Cap Value Fund

A Series of Two Roads Shared Trust

Class I

HSCVX

STATEMENT OF ADDITIONAL INFORMATION

November 30, 2025

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of the Hunter Small Cap Value Fund (the “Fund”) dated November 30, 2025 (the “Prospectus”). The Prospectus is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Prospectus, annual and semi-annual reports of the Fund, without charge by contacting the Fund’s Distributor, Northern Lights Distributors, LLC, 225 Pictoria Drive, Ste. 450, Cincinnati, Ohio 45246 or by calling 1-833-835-1171. The financial statements of the Fund included in the N-CSR filing for the period ending July 31, 2025, including the notes thereto and the report of the independent registered public accounting firm thereon, are incorporated by reference into this SAI. You may also obtain the Prospectus, financial statements, and annual and semi-annual reports by visiting the Fund’s website at www.hunterfunds.com.

THE FUND

The Fund is a series of Two Roads Shared Trust, a Delaware statutory trust organized on June 8, 2012 (the “Trust”). The Trust is registered as an open-end management investment company currently consisting of twenty-five separate, active portfolios. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a “diversified” series of the Trust, meaning the Fund is subject to the diversification requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), which generally limit investments, as to 75% of a fund’s total assets, to no more than 5% in securities in a single issuer and 10% of an issuer’s voting securities.

The Fund consists of Class I shares. The Fund’s investment objective, restrictions and policies are more fully described herein and in the Fund’s Prospectus. The Board may launch other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Amended Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the 1940 Act and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Amended Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Additional Information About Principal Investment Strategies and Related Risks” in the Prospectus. The Fund’s investment objective is not a fundamental policy and may be changed without the approval of a majority of the outstanding voting securities of the Trust (as such term is defined in the 1940 Act).

In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a non-fundamental investment policy that it will, under normal conditions, invest at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with small market capitalizations. The 80% investment policy of the Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Hunter Perkins Capital Management, LLC (“Hunter” or the “Adviser”) may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Adviser Risks

If the Adviser to the Fund manages more money in the future, including money raised in this offering, such additional funds could affect its performance or trading strategies. Also, the Adviser manages other accounts. This increases the competition for the same trades which the Fund make. There is no assurance that the Fund’s trading will generate the same results as any other accounts managed by the Adviser.

Borrowing

While the Fund does not anticipate doing so, other than for cash management, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may use leverage during periods when the Adviser believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.   Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  See Appendix B for more information on ratings assigned to commercial paper. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Corporate Debt Securities

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer duration tend to fall more in value when interest rates rise than corporate debt securities with shorter duration.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholders transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to non-convertible fixed income securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stock

Preferred stock is a class of stock that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock has a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to any outstanding debt or fixed income securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

A preferred stock may be considered either debt or equity, depending on the economic characteristics exhibited by such preferred stock.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in any Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity.  All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its fixed income securities may become impaired.

The corporate fixed income securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Fixed income securities are subject to a variety of risks, such as interest rate risk, income risk, call (or prepayment) risk, inflation risk, credit risk and (in the case of foreign securities) country and currency risk.

Foreign (Non-U.S.) Investments - General

To the extent consistent with its investment objective and strategies, the Fund may invest in foreign securities, including bonds and other fixed- income securities of foreign issuers. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign securities. The holdings of the Fund, to the extent that it invests in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, more or less foreign government regulation, less stringent investor protections, less stringent accounting, corporate governance, financial reporting and disclosure standards, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world. European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions. It is also possible that one or more of the EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties.

Investing in foreign securities also includes the economic and political risks associated with the countries in which the securities are issued. For example, the departure of the United Kingdom (“UK”) in 2020 (commonly referred to as “Brexit”) could have a lasting impact on the currency volatility and economic growth in Europe among other political, regulatory, economic, and market outcomes that are difficult to predict. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching, and the resulting market volatility may have an adverse effect on the performance of the Fund. Another example is Russia’s military incursion in Ukraine. This action led to sanctions being levied against Russia by the United States, EU and other countries, which could adversely affect European and global energy and financial markets, as well as commodity prices, supply chains and global trade.

Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. A number of countries in the Middle East and Europe have suffered terror attacks, and additional attacks may occur in the future. Eastern Europe and the Middle East have experienced ongoing military conflict; this conflict may expand and military attacks could continue to occur in the Middle East and Europe. Europe has also been struggling with mass migration from the Middle East and Africa. European elections could, depending on the outcomes, further call into question the future direction of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

To the extent consistent with its investment objectives and strategies, the Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

The Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of the Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Fund will not exceed its respective total asset values, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund or, as applicable, an Underlying Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund or the Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Fund or, as applicable, an Underlying Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Underlying Funds from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

Foreign (Non-U.S.) Investments—Emerging and Frontier Markets

The Fund may also invest in countries with emerging economies or securities markets. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging countries are less liquid, subject to greater price volatility, and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries.

Illiquid and Restricted Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities that are illiquid by virtue of the absence of a readily available market (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers) or legal or contractual restrictions on resale (e.g., because they have not been registered under the Securities Act). Illiquid investments include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency, mortgage and credit default swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter (“OTC”) options and cover for OTC options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to the Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Foreign (non-U.S.) securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.  To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

As required by Rule 22e-4, the Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required, to the SEC.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign (non-U.S.) securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign (non-U.S.) issuers sponsored by the Financial Industry Regulatory, Inc.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”), currently up to $250,000. The Fund may purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Adviser does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers. As of the date of this SAI, the Fund does not engage in securities lending.

Recent Market Events.

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Stresses associated with the 2008 financial crisis in the United States and global economies peaked over a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, as a possible consequence of the measures taken in response to the spread of COVID-19 (and other illness outbreaks in the future) and the resulting market disruptions, volatility and liquidity concerns, the Fund may have difficulty in complying with the distribution requirements necessary for the Fund to maintain its status as a regulated investment company under the Internal Revenue Code.

Political turmoil within the U.S. and abroad may also impact the Funds. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Funds’ investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets. The current contentious domestic political environment, as well as political and diplomatic events within the U.S. and abroad, such as presidential elections in the U.S. or abroad may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Funds’ investments and operations. The change in the U.S. presidential administration in 2025 has resulted in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code, or their failure to maintain an exemption from registration under the 1940 Act. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates (currently, at a flat rate of 21%). The resulting corporate taxes could reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the

Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Securities of Other Investment Companies

The Fund may invest in securities of other investment companies. The Fund’s investments in an underlying portfolio of exchange traded funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying securities. Pursuant to Rule 12d1-4, the Fund and any “affiliated persons,” as defined by the 1940 Act, must comply with certain conditions in order to purchase more than 3% in the aggregate of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. In addition, Section 12(d)(1)(F) allows an alternative method for unaffiliated funds to invest in underlying funds provided such investments are made in accordance with the requirements of Section 12(d)(1)(F). An underlying fund whose shares are purchased by the Fund in reliance on Section 12(d)(1)(F) will not be obligated to redeem shares held by the Fund in an amount exceeding 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the Adviser of the Fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are typically passively managed funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

ETFs are shares issued by investment companies that are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) National Market System. An investment in an ETF generally represents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional open-end mutual funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

ETF shares are not individually redeemable from the ETF, except upon termination of the ETF. To redeem from the ETF, an investor must accumulate enough ETF shares to reconstitute a creation unit. Upon redemption of a creation unit, an investor will receive securities underlying the ETF and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day. The Fund may sell ETF shares through a broker dealer.

The price of an ETF’s shares is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETFs generally is based on a basket of stocks. Disruptions in the markets for the securities underling ETFs purchased or sold by the Fund could result in losses on ETFs.

Open-End Investment Companies

Under certain circumstances, an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Technology Risk

The Adviser or uses various technologies in managing the Fund, consistent with the Fund’s investment objective and strategy described in the Fund’s prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively impact the Fund.

Temporary Defensive Position

In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may temporarily invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments, cash and/or cash equivalents. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a temporary defensive position, the opportunity to achieve upside return may be limited and it may be unable for a time to achieve its investment objective.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Fund’s prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

United States Government Agency

The Fund may invest in securities issued by United States Government Agencies. These consist of fixed income securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

United States Government Obligations

The Fund may invest in United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Receipts

Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Treasury Receipts (“TRs”) and Separately Traded Registered Interest and Principal Securities (“STRIPS”) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

U.S. Government Zero Coupon Securities

STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Treasury Obligations

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities);

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5.	Concentrate its investments in a particular industry, as that term is used in the 1940 Act;

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to fundamental investment limitation 2 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

With respect to the fundamental policy relating to concentration set forth in (5) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (5) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilize any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The Fund’s investment adviser may analyze the characteristics of a particular issuer and security and assign an industry classification consistent with those characteristics in the event that either a third-party classification provider used by the investment adviser or another Fund service provider does not assign a classification or assigns a classification inconsistent with that believed appropriate by the investment adviser based on its analysis of the economic characteristics of the issuer. With respect to the fundamental policy relating to concentration set forth in (5) above, if the Fund invests in one or more investment companies that concentrates its investments in a particular industry, the Fund will examine its other investment company holdings to ensure that the Fund is not indirectly concentrating its investments in a particular industry.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund’s shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Form N-PORT and Form N-CSR two months after the end of each quarter and semi-annual period, respectively.

The Fund may choose to make portfolio holdings available to rating agencies such as Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT.  In each case, a determination has been made by the Trust’s Chief Compliance Officer that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

●	The Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to the Fund’s portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

●	Ultimus Fund Solutions, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	U.S. Bank, N.A. is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Cohen & Company, Ltd. is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

●	Blank Rome LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information in connection with the operation or administration of the Fund, as determined by the Trust’s Chief Compliance Officer and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures. The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Amended Agreement and Declaration of Trust and the Trust’s By-laws (collectively, the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including, but not limited to, a President, a Secretary, a Treasurer, and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure.  The Board is led by Mark Gersten, who has served as the Chairman of the Board since the Trust was first registered with the SEC in 2012. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its series and each shareholder.

Board Risk Oversight.  The Board of Trustees is comprised entirely of Independent Trustees and has established an Audit Committee and a Nominating and Corporate Governance Committee (the “Corporate Governance Committee”), each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mark Garbin has over 40 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin holds both a Chartered Financial Analyst (“CFA”) and Professional Risk Manager (“PRM”) designation and has earned and holds advanced degrees in international business, negotiation and derivatives. Mark Gersten has over 40 years of business experience in the investment management business with a focus on mutual funds and alternative funds. He serves as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his service to this board and extensive experience administering mutual funds. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Neil Kaufman has over 40 years of experience as a corporate and securities attorney and possesses a deep understanding of the securities industry in general and financial statements in particular. Mr. Kaufman has previously served as the Chairman of a NASDAQ-listed technology company and the Chairman of the Banking & Securities Law committee of the Nassau County Bar Association. Anita Krug has 9 years of experience as an attorney advising investment companies and investment advisory firms, particularly those managing hedge funds. She also has extensive experience as a law professor whose scholarship addresses such topics as the fiduciary duties of investment advisers and broker-dealers, commodity futures regulation, and corporate structure and governance. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them well qualified.

Trustees and Officers.  The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below.  The business address of  each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008), Independent Director, OCHEE LP (2021-present)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); iDirect Private Markets Fund (2014-2024); Carlyle Tactical Private Credit Fund (since March 2018); OHA CLO Enhanced Equity II Genpar LLP (since 2021); and Carlyle Credit Income Fund (since September 2023)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iDirect Private Markets Fund (since 2014); iDirect Private Credit Fund (since 2024); iDirect Multi-Strategy Fund, LLC (since 2025); TPG Private Markets Fund (since 2025); and Morgan Stanley Private Markets and Alternatives Fund (since 2025); and previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman McGowan PLLC (legal services) (Since 2016)	1	iDirect Private Markets Fund (2014-2024)
Anita K. Krug Year of Birth: 1969	Trustee, Corporate Governance Committee Chairperson	Indefinite, Since 2012	Dean (2019-2025) and Professor (since 2019) of Chicago-Kent College of Law, Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	iDirect Private Markets Fund (since 2014); iDirect Private Credit Fund (since 2024); iDirect Multi-Strategy Fund, LLC (since 2025); TPG Private Markets Fund (since 2025); and Morgan Stanley Private Markets and Alternatives Fund (since 2025); and previously, Centerstone Investors Trust (2016-2021)

*	Information is as of July 31, 2025.

**	As of July 31, 2025, the Trust was comprised of 24 active portfolios managed by eight unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series within the Trust.

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Ultimus Fund Solutions LLC	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions LLC (2011-2014)	N/A	N/A
Timothy Burdick Year of Birth: 1986	Vice President Since Aug. 2022 Secretary Since Aug. 2022	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2023 – present); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – 2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of July 31, 2025.

**	As of July 31, 2025, the Trust was comprised of 24 active portfolios managed by eight unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series within the Trust.

Audit Committee. The Board has an Audit Committee that consists of all of the Trustees, none of whom is an “interested person” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include, among other things: (i) the selection, retention or termination of the Trust’s independent auditors and approval of audit and non-audit services to be provided by the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the fiscal year ended July 31, 2025, the Audit Committee held nine meetings.

Corporate Governance Committee. On December 10, 2024, the Board reconstituted the Corporate Governance Committee. The Corporate Governance Committee consists of all of the Trustees, all of whom are not “interested persons” of the Trust within the meaning of the 1940 Act. Ms. Krug is the Chair of the Corporate Governance Committee. The Corporate Governance Committee’s responsibilities include, among other things: (i) to identify and recommend individuals qualified to become Trustees and members of Board committees, as well as evaluate and make recommendations to the Board regarding trustee qualifications, selection criteria and Board size and composition; (ii) to periodically review and make recommendations with respect to the Board’s corporate governance policies and procedures and the Trust’s code of ethics; (iii) to monitor data submitted to the Board by individual trustees that may be relevant for evaluating independence and make recommendations to the Board regarding action, if any, that may be required or appropriate; (iv) to oversee an annual self-assessment of the Board’s and Board committees’ performance; and (v) to review and reassess annually trustee compensation and, if appropriate, recommend changes in Trustee compensation to the Board. The Corporate Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary. The Corporate Governance Committee met one time during the fiscal year ended July 31, 2025.

Compensation of Trustees. Effective January 1, 2022, the Trust pays each Independent Trustee a fee of $75,000 per annum, as well as reimbursements for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. In addition, the Chairman of the Board receives an additional annual fee of $20,000 and the Chairman of the Audit Committee receives an additional annual fee of $15,000. Effective August 1, 2025, the Chairperson of the Corporate Governance Committee receives an additional annual fee of $5,000. The Trust also pays each Independent Trustee a fee of $1,000 for each Board meeting (and/or Committee meeting held in connection with such a Board meeting) other than a regularly scheduled meeting (a “Special Meeting”), except that the Audit Committee will permit up to four Special Meetings a year without any additional fees.

Prior to January 1, 2022, the Trust paid each Independent Trustee a fee of $50,000 per annum, as well as reimbursements for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. In addition, the Chairman of the Board received an additional annual fee of $12,500 and the Chairman of the Audit Committee received an additional annual fee of $10,000.

No “interested person” who serves as a Trustee of the Trust will receive any compensation for their services as Trustee. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

The table below details the amount of compensation the Trustees received from the Fund Complex during the fiscal year ended July 31, 2025.*

Name and Position	Aggregate Compensation From Hunter Small Cap Value Fund	Total Compensation From Fund Complex Paid to Trustees**
Mark Garbin	$2,926.51	$2,926.51
Mark Gersten	$3,706.91	$3,706.91
Neil Kaufman	$3,511.81	$3,511.81
Anita Krug	$2,975.29	$2,975.29

*	The Trust is comprised of multiple series with differing fiscal year ends. The compensation paid to the Board of Trustees is determined on a calendar quarter basis.

**	As of July 31, 2025, the Trust was comprised of 24 active portfolios managed by eight unaffiliated investment advisers and two affiliated advisers. The term “Fund Complex” refers only to the Fund, and not to any other series of the Trust. For the fiscal year ended July 31, 2025, the aggregate Independent Trustees’ fees paid by the entire Trust were $336,250. Trustees’ fees are allocated equally to each series of the Trust.

Trustees’ Ownership of Shares in the Fund. As of December 31, 2024, the Trustees beneficially owned the following amounts in the Fund and the family of investment companies overseen by the Trustees:

Name of Trustee	Dollar Range of Equity Securities in the Hunter Small Cap Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Mark Garbin	None	None
Mark Gersten	None	None
Neil Kaufman	None	None
Anita Krug	None	None

*	Refers to all series of the Trust.

Management Ownership

As of November 14, 2025, the Trustees and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of November 14, 2025:

Hunter Small Cap Value Fund
Name & Address	Percentage of Fund Share Class
Class I
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	100%

INVESTMENT ADVISER

Investment Adviser and Investment Advisory Agreement

Hunter Perkins Capital Management, LLC d/b/a Hunter Capital Management (“Hunter” or the “Adviser”), located at 377 E. Butterfield Road, Suite 220 Lombard, IL 60148, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, Hunter is responsible for the overall management of the Fund’s business affairs. The Adviser is controlled, and majority owned, by trusts that are controlled by Alec Perkins and Bob Perkins.

The Adviser, subject to the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities under the Advisory Agreement, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers subject to best execution. The Adviser also provides necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Investment Advisory Agreement with respect to the Fund was last approved by the Board, including a majority of the Independent Trustees, at a meeting held on September 9, 2025.

The following table sets forth the annual management fee rate payable by the Fund to the Adviser pursuant to the Investment Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	ADVISORY FEE
Hunter Small Cap Value Fund	0.95%

For its services to the Fund, the Adviser is entitled to receive an annual fee equal to the percentages of the Fund’s average daily net assets in the table above. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings. The fee is computed daily and payable monthly.

The Adviser has agreed contractually to waive fees and/or to reimburse expenses, other than expenses relating to acquired fund fees and expenses or extraordinary or non-recurring expenses, at least until November 30, 2026 such that net annual fund operating expenses of the Fund does not exceed the percentages in the table below, expressed as a percentage of average daily net assets of the Fund. This agreement may be terminated by the Board on 60 days’ written notice to the Adviser. Waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the below expense limits as well as any expense limitation that was in effect at the time the reimbursement was made. No recoupment amount will be paid to the Adviser in any fiscal quarter unless the Trust’s Board of Trustees has determined in advance that a recoupment is in the best interest of the Fund and its shareholders. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Fund	Expense Cap	Minimum Duration
Hunter Small Cap Value Fund	0.90%	November 30, 2026

The Expense Cap in effect prior to November 30, 2025, was 0.95%. The Expense Cap in effect prior to November 30, 2023, was 1.25% Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement are paid by the Fund. Under the terms of the Investment Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled “The Distributor”), (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

With respect to the Fund, the Investment Advisory Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees, the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Agreement shall terminate automatically in the event of its assignment.

The table below provides information about the advisory fees paid to the Adviser by the Fund for the fiscal period ended July 31, 2023 and the fiscal year ended July 31, 2024, and July 31, 2025:

Fiscal Year	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expense Reimbursed	Amount Subject to Recoupment
July 31, 2023(1)	0.95%	$104,665	$104,665	$0	$16,458	$121,123
July 31, 2024	0.95%	$336,011	$232,422	$103,589	$0	$232,422
July 31, 2025	0.95%	$500,369	$217,492	$282,877	$0	$217,492

(1)	Reflects the period from Fund’s commencement on December 28, 2022, through July 31, 2023.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-833-835-1171; and (2) on the SEC’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares a the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

PORTFOLIO MANAGERS

The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts. The information is as of July 31, 2025.

Alec Perkins

Account Type Investment Team	Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$52.63	0	$0
Other Pooled Investment Vehicles	1	$30.20	1	$30.20
Other Accounts	166	$644.97	0	$0

Bob Perkins

Account Type Investment Team	Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$52.63	0	$0
Other Pooled Investment Vehicles	1	$30.20	1	$30.20
Other Accounts	166	$644.97	0	$0

Tom Perkins

Account Type Investment Team	Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$52.63	0	$0
Other Pooled Investment Vehicles	1	$30.20	1	$30.20
Other Accounts	166	$644.97	0	$0

Conflicts of Interest

The Adviser manages assets for other pooled investment vehicles and/or other accounts. Accordingly, potential conflicts of interest may be present. For example, the Adviser may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, to the extent that the Fund’s Portfolio Manager seeks to purchase or sell the same security for multiple client accounts and the order is only partially filled, the Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

Compensation

As of the date of this SAI, each portfolio manager is paid a base salary and may also be paid a discretionary bonus. The discretionary bonus, if any, is based upon the performance of the investments managed by the portfolio manager as well as the overall profitability of Hunter. In addition, as an owner of Hunter, each Portfolio Manager receives additional compensation in the form of net profits, if any, that Hunter earns.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of July 31, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Alec Perkins	$500,000 to $1 Million
Bob Perkins	Over $1 Million
Tom Perkins	Over $1 Million

Effective January 1, 2026, Mr. Perkins will be stepping away from his day-to-day portfolio management duties and will transition to a Senior Advisor role at Hunter. The remaining portfolio managers, Alec Perkins and Tom Perkins, will continue to co-manage the Fund.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund is made by the portfolio manager, who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than those of the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

For the fiscal period ended July 31, 2024, the Fund paid $9,975 in brokerage commissions. For the fiscal period ended July 31, 2025, the Fund paid $4,530 in brokerage commissions.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

During the fiscal year ended July 31, 2024, the portfolio turnover for the Fund was 39%. During the fiscal year ended July 31, 2025, the portfolio turnover for the Fund was 33%.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Ultimus Fund Solutions, LLC (“UFS”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as administrator, fund accountant and transfer agent for the Fund pursuant to the Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS is an affiliate of the Distributor. UFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of UFS or its affiliates.

The Agreement is dated September 28, 2021. The Agreement was initially approved by the Board with respect to the Fund at a meeting held on December 7, 2022. The Agreement remains in effect for two years from its initial approval and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or UFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of UFS. The Agreement provides that UFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, UFS performs administrative services for the Fund, including: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) prepare and maintain the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CSR, N-PORT, N-CEN and N-PX; (10) coordinate the Trust’s audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

UFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

UFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, UFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by UFS, the Fund pays UFS the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. For the fiscal period ended July 31, 2024, the Fund paid $83,098 for fund administrative and fund accounting services, and $28,203 for transfer agency services. For the fiscal period ended July 31, 2025, the Fund paid $74,085 for fund administrative and fund accounting services, and $28,288 for transfer agency services.

Custodian

U.S. Bank National Association (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212.

Chief Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Fund pays NLCS a one-time fee plus an annual asset-based fee, which scales downward based upon net assets. The Fund also pays NLCS for any out-of-pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust’s by-laws state that unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forums for any Shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust; (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s Shareholders or its beneficial owners; (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust’s Agreement and Declaration of Trust or by-laws; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine shall be a state or federal court located within the State of Delaware. The Trust’s by-laws also state that any person or entity that is a shareholder of the Trust shall be deemed to have notice of and consented to the foregoing provisions of the Trust’s by-laws.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s Secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor, and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares Are Priced,” the net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust, including the Fund. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s Valuation Designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

Exchange-traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s Valuation Designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign (non-U.S.) securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Valuation Designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Valuation Designee if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures the Valuation Designee. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process. Fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards for Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Valuation Designee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Oversight. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the Valuation Procedures established by the Board.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Regular/Express
Hunter Small Cap Value Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246
-or-
Overnight Mail
Hunter Small Cap Value Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Redemption of Shares

Shares of the Fund may be redeemed on any business day upon receipt of a request for redemption, in accordance with the procedures set forth in the Prospectus. Redemptions are effected at the per share NAV, next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when:

(a) the NYSE is closed, other than customary weekend and holiday closings;

(b) trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of such period.

Supporting documents in addition to those listed under “How to Redeem Shares” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares of the Fund, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and activities of the partnership.

All shareholders (and partners in a partnership that is a shareholder) should consult a qualified tax adviser regarding their investment in the Fund.

The Fund expects to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders, as described more fully below. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to U.S. federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of the Fund will be computed in accordance with Section 852 of the Internal Revenue Code.

Investment company taxable income is made up of dividends and interest less expenses, plus any excess of net short-term capital gains over net long-term capital losses. Net capital gain (that is, the excess of net long-term capital gains over net-short-term capital losses) for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

To be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign (non-U.S.) currencies, or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and net income from “qualified publicly traded partnerships” (as defined in Section 851(h) of the Internal Revenue Code), and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its investment company taxable income without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including net capital gain, distributed to shareholders. If, however, the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.

The Fund intends to distribute all of its investment company taxable income and any net capital gains in accordance with the timing requirements imposed by the Internal Revenue Code and therefore should not be required to pay any U.S. federal income or excise taxes. Distributions of investment company taxable income and net capital gain will be made after the end of each fiscal year ending April 30, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

If the Fund fails to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its investment company taxable income and net capital gains, if any, at the rates generally applicable to corporations (currently, at a maximum rate of 21%). Shareholders of the Fund generally would not be liable for U.S. federal income tax on the Fund’s investment company taxable income or net capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s investment company taxable income or net capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Internal Revenue Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are generally exempt from income taxation under the Internal Revenue Code.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. Because the Fund’s income is derived primarily from sources that do not pay “qualified dividend income,” dividends from the Fund generally are not expected to qualify for taxation at the long-term capital gain rates available to individuals on qualified dividend income. Furthermore, dividends from the Fund generally are not expected to qualify for the dividends-received deduction for shareholders that are corporations. Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his or her Fund shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in cash or additional shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in each share so received equal to the amount of cash the shareholder could have received.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her shares of the Fund. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

An additional 3.8% Medicare tax will be imposed on certain investment company taxable income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Under the Internal Revenue Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares of the Fund, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Internal Revenue Code, distributions of investment company taxable income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. federal income tax (currently, at a 24% rate) in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the U.S. federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect social security number or taxpayer identification number or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method. If average cost is used for the first sale of shares covered by these rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisers to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Foreign (Non-U.S.) Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign (non-U.S.) tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility they may be subject to U.S. estate tax. A portion of the Fund’s distributions received by a foreign (non-U.S.) shareholder may, however, be exempt from U.S. withholding tax to the extent properly reported by the Fund as attributable to U.S. source interest income and short-term capital gains. If a foreign (non-U.S.) shareholder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the foreign (non-U.S.) shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the foreign (non-U.S.) shareholder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the foreign (non-U.S.) shareholder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the foreign (non-U.S.) shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the foreign (non-U.S.) shareholder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the foreign (non-U.S.) shareholder complies with applicable certification and disclosure requirements.

Ordinary dividends paid to a foreign (non-U.S.) shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. A foreign (non-U.S.) shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. While withholding described in this paragraph would have also applied to payments of gross proceeds from the sale or other disposition of shares on or after January 1, 2019, proposed Treasury regulations eliminate such withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign (non-U.S.) currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Passive Foreign Investment Companies

Investment by the Fund in a “passive foreign investment company” (“PFIC”) could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to “mark to market” the gains (and to a limited extent losses) in such holdings as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign (Non-U.S.) Currency Transactions

The Fund’s transactions in foreign (non-U.S.) currencies, foreign (non-U.S.) currency-denominated fixed income securities and certain foreign (non-U.S.) currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign (non-U.S.) currency concerned.

Foreign (Non-U.S.) Taxation

Income received by the Fund from sources within foreign (non-U.S.) countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign (non-U.S.) corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign (non-U.S.) income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign (non-U.S.) taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign (non-U.S.) taxes in computing his or her taxable income or to use it as a foreign (non-U.S.) tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign (non-U.S.) tax credit with respect to a gain dividend. No deduction for foreign (non-U.S.) taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign (non-U.S.) taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign (non-U.S.) taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign (non-U.S.) source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign (non-U.S.) currency-denominated fixed income securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign (non-U.S.) tax credit is applied separately to foreign (non-U.S.) source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign (non-U.S.) taxes paid by the Fund.

Original Issue Discount, Pay-In-Kind and Market Discount Securities

Investments by the Fund in zero coupon securities, deferred interest securities, other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently) or pay-in-kind securities will require the Fund to accrue income on such investments for each taxable year, generally prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Internal Revenue Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its distribution requirements.

By holding the foregoing kinds of securities, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

If a shareholder recognizes a loss with respect to the Fund shares of $2 million or more for a shareholder that is an individual or a trust, or $10 million or more for a shareholder that is a corporation (excluding S corporations), in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances. Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the U.S. federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign (non-U.S.) tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

LEGAL COUNSEL

Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements of the Fund included in the Fund’s most recent N-CSR filing for the fiscal year ended July 31, 2025, including the notes thereto and reports of the independent registered public accounting firm thereon, are incorporated by reference into this SAI. These financial statements include the Fund’s schedule of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights and notes. You may obtain a copy of the Fund’s Form N-CSR filing by calling the Fund at 1-866-866-4848.

APPENDIX A

ADVISER PROXY VOTING POLICIES AND PROCEDURES

HUNTER CAPITAL MANAGEMENT

PROXY VOTING POLICY 2022

PHILOSOPHY ON PROXY VOTING

Hunter Capital Management (“HCM” and/or “we”) considers proxy voting to be an important tool with which to engage companies in its listed equities portfolio. We believe it is our responsibility to exercise our proxy voting authority in the best interest of our clients. In general, HCM supports proxy proposals that encourage stewardship of core stakeholders: investors, customers, employees, environment, and society.

Of note, voting against management is not our desired outcome, as it increases conflict between HCM, its clients, and the investee company. It is often a last resort tool, where traditional engagement efforts have not produced the desired outcome. Our aspiration is to be long-term, constructive shareholders that partner with management teams to advance interests of all parties and stakeholders.

PROCEDURES

HCM believes it is important to participate in the proxy voting process in all instances. To determine how to vote, HCM investment professionals assess multiple factors, including environment, social, and governance (ESG) issues, in evaluating whether a vote for, against or abstention is in the best interest of the client. Moreover, we consider each proxy proposal individually on a case-by-case basis. As a result, similar proposals for different companies may receive differing votes from HCM. Voting decisions are a collaborative effort within the HCM investment team and include the approval of the Chief Executive Officer.

GUIDELINES

HCM’s investment philosophy is centered on investing in “quality companies,” a subset of businesses that have strong corporate governance frameworks, align interests with those of minority shareholders, and believe in stewardship of the environment and society. To this end, HCM has adopted certain proxy voting guidelines that are in the spirit of our core investment tenants, assisting the investment team in the review and voting of proxies.

Board Structure and Diversity

The Board of Directors has substantial influence on a company, affecting short- and long-term direction, makeup of senior management, and defining top-down operating culture. In this regard, HCM believes majority independent, non-staggard Boards are best positioned to act effectively in the interest of the company, its core stakeholders, and minority shareholders.

Independent directors, we think, play a critical role in increasing oversight on the Board and reducing conflicts of interest. To this end, we view the roles of Chairperson of the Board and CEO to be separate; as best practice, we prefer an independent Chairperson of the Board. To hold Board members accountable, both independent and executive, we believe voting in their elections should be open solely to minority shareholders.

We also believe that diverse Boards are best placed to steer companies through today’s increasingly globalized markets. Companies that recruit demographically and cognitively diverse directors bring fresh viewpoints and perspectives to a boardroom. As such, we generally support proposals that improve the gender, racial, and ethnic composition of the Board, while also expanding the Board’s experiential breadth and skillset depth.

Board Committees

HCM believes safeguards of good corporate governance include separate audit and compensation committees. Moreover, the makeup of these committees should be majority independent, with an independent Chairperson. We believe (a) audit committees should appoint well-regarded, independent auditors with reliable track records and (b) compensation committees should tie executive remuneration to long-term interests of all stakeholders. In general, we support proposals that improve the establishment and continuation of audit and compensation committees and increase their independence.

Compensation

HCM believes companies should disclose salaries, incentives, and share ownership of executives, including the criteria employed in determining executive compensation. Moreover, we encourage ’say-on-pay’ votes that empower minority shareholders to weigh in on executives’ compensation.

In general, we support proposals that fairly compensate executives relative to industry standards, particularly packages that link remuneration to long-term company performance. Additionally, HCM evaluates proposed stock option plans and issuances based on, in part, the potential dilutive effect on minority shareholders and the long- term sustainability of company operations.

Shareholder Rights

In the spirit of protecting shareholder rights, HCM believes in confidential voting, independent tabulation of voting results, and voting on the approval of poison pills. Similarly, we generally oppose proposals that may lead to super- majority voting requirements and limit the ability of shareholders to call special meetings or amend bylaws.

Environmental and Social Stewardship

HCM believes that companies that effectively address environment and social issues, while improving the impact they have on the planet and its communities, are best positioned to create long-term shareholder value. Where applicable, we expect to vote in line with our ESG Policy.

●	Environment – HCM examines proposals relating to companies’ environmental impact and stewardship on a case-by-case basis. In this process, the investment team takes into consideration material environmental factors, such as climate change, materials sourcing, and water management. We pay attention to environmental litigation and support proposals that mitigate related risks. Additionally, we generally support proposals aimed at reducing a company’s carbon footprint.

●	Social – HCM examines proposals relating to companies’ social impact and stewardship on a case-by-case basis. In this process, the investment team takes into consideration material social factors, such as labor practices, consumer welfare, and health and safety. As a matter of principle, we support safe workplaces, oppose slave and child labor, and do not tolerate discrimination. Therefore, we generally support proposals that improve companies’ impact on its communities, employees, and consumers.

VALUE INVESTING PRINCIPLES

As value investors, our strategy is to invest in undervalued businesses. Often, these dislocations in valuation occur due to non-fundamental reasons. On other occasions, valuations are depressed because of specific concerns with the company. As part of our approach, we may invest in companies that are undervalued because they currently fall short on one or more of the abovementioned guidelines, but our due diligence indicates they may advance in these areas over time. In this regard, we strive to use the guidelines detailed herein to engage companies in a constructive manner. Over time, we believe our dialogue and proxy votes in line with these principles will improve company performance and lift valuations.

CONFLICTS OF INTEREST

In circumstances where there is a conflict between the interest of a client(s) and the interests of HCM (or an affiliated person), HCM will attempt to vote in line with the Proxy Policy (“this Policy”). If the guidelines detailed in this Policy are not applicable to the specific circumstance, HCM may abstain from voting.

DISCLOSURE

In general, HCM strives to keep its clients apprised on its proxy voting principles, which are detailed in this Policy. Upon request, we will provide clients with written details of how their securities were voted.

RECORDKEEPING

HCM will maintain the following records for a period of at least five years:

●	Copy of this Policy, including any future amendments;

●	Proxy Statements received regarding client securities;

●	Record of all votes cast on behalf of clients;

●	Copies of documents and reports prepared that were material to making a decision on how HCM voted or memorialized the basis for the voting decision; and,

●	Records of all written client requests for proxy voting information and HCM’s responses to any client request, including the date of the request, shareholder name, and the date of the response.

Where applicable, HCM may rely on the Securities and Exchange Commission’s (“SEC”) EDGAR system for proxy statements instead of keeping its own copies.

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P Global Ratings”), Fitch Ratings (“Fitch”), and DBRS® Ratings Limited (“DBRS”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield. Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.

Short-Term Credit Ratings

Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” –Obligations rated “A-1” are rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations rated “A-2” are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations rated “A-3” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations rated “B” are regarded as vulnerable and have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” –Obligations rated “C” are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” –Obligations rated “D” are in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” –Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

“P-2” –Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

“P-3” – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3” – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – High short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – Obligations rated “AAA” have the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – Obligations rated “AA” differ from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – Obligations rated “A” are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – Obligations rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – Obligations rated “BB” are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – Obligations rated “B” are more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – Obligations rated “CCC” are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – Obligations rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – Obligations rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – Obligations rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

“NR” – This indicates that a rating has not been assigned or is no longer assigned..

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” – A “CCC” rating indicates that substantial credit risk is present. Very low margin for safety. Default is a real possibility.

“CC” – A “CC” rating indicates very high levels of credit risk. Default of some kind appears probable.

“C” – A “C” rating indicates exceptionally high levels of credit risk. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the formal announcement by the issuer or their agent of a distressed debt exchange;

c.	closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

“RD” – Restricted default. RD ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

“D” – Default. D ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business and debt is still outstanding.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than “AAA” and “D” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” – while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of Variable Municipal Investment Grade (“VMIG”) ratings.

With conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years.

If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is “NR”. Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

“VMIG 1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG 2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG 3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack structural or legal protections.

“NR” – Is assigned to an unrated obligation.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities

(including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

PART C

OTHER INFORMATION

Item 28.		Exhibits.
(a)	(1)	Amended Agreement and Declaration of Trust dated May 28, 2019 is incorporated herein by reference to the Registrant’s Registration Statement filed on August 28, 2019.
	(2)	Certificate of Trust as filed with the State of Delaware on June 8, 2012 is incorporated herein by reference to the Registrant’s Registration Statement filed on June 28, 2012.
(b)		Registrant’s Amended and Restated By–Laws is incorporated herein by reference to the Registrant’s
Registration Statement filed on September 25, 2018.
(c)		Instruments Defining Rights of Security Holders – see relevant portions of Certificate of Trust and By-Laws
(d)	(1)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(2)	Investment Advisory Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 11, 2014.
	(3)	Investment Advisory Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 12, 2015.
	(4)	Investment Advisory Agreement between Registrant and Holbrook Holdings, Inc. with respect to the Holbrook Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on June 13, 2016.
	(5)	Amended Exhibit A to the Investment Advisory Agreement between Registrant and Holbrook Holdings, Inc. reflecting the addition of Holbrook Structured Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on March 21, 2022.
	(6)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC dated February 21, 2017 is incorporated herein by reference to the Registrant’s Registration Statement filed on March 8, 2017.
	(7)	Investment Advisory Agreement between Registrant and Recurrent Investment Advisors, LLC with respect to the Recurrent Natural Resources Fund and the Recurrent MLP & Infrastructure Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 24, 2017.
	(8)	Investment Advisory Agreement between Registrant and Regents Park Funds, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on December 27, 2017.
	(9)	Amended Exhibit A to the Investment Advisory Agreement dated February 21, 2017 between Registrant and Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 28, 2019.
	(10)	Investment Sub-Advisory Agreement between Registrant and Affinity Investment Advisors LLC with respect to the Affinity World Leaders Equity ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on December 27, 2017.
	(11)	Investment Advisory Agreement between Registrant and Anfield Capital Management, LLC with respect to the Anfield Enhanced Market ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on June 24, 2025.
	(12)	Investment Sub-advisory Agreement between Registrant and Anfield Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 29, 2018.
	(13)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the LeaderShares AlphaFactor US Core Equity ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 25, 2018.
	(14)	Amended Exhibit A to the Investment Advisory Agreement between Registrant and Holbrook Holdings, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on April 30, 2025.
	(15)	Amended Exhibit A to the Amended and Restated Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on June 21, 2021.
	(16)	Amended Exhibit A to the Investment Advisory Agreement between Registrant and Regents Park Funds, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 29, 2022.

	(17)	Amended Exhibit A to the Investment Sub-advisory Agreement between Registrant and Anfield Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 29, 2022.
	(18)	Investment Advisory Agreement between Registrant and IronHorse Capital LLC with respect to the Conductor Global Equity Value ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(19)	Investment Advisory Agreement between Registrant and Hunter Capital Management, LLC with respect to the Hunter Small Cap Value Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on November 27, 2024.
	(20)	Investment Advisory Agreement between Registrant and Hypatia Capital Management LLC with respect to the Hypatia Women CEO ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on December 27, 2022.
	(21)	Investment Sub-Advisory Agreement between Registrant, Hypatia Capital Management LLC and Vident Advisory, LLC with respect to the Hypatia Women CEO ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on November 27, 2024.
	(22)	Investment Advisory Agreement between Registrant and VestGen Investment Management, LLC with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on June 24, 2025.
	(23)	Investment Advisory Agreement between Registrant and Liberty One Investment Management, LLC with respect to the Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
	(24)	Investment Sub-Advisory Agreement between Registrant, Liberty One Investment Management, LLC and Vident Advisory, LLC with respect to the Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
(e)	(1)	Underwriting Agreement between Registrant and Northern Lights Distributors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 29, 2025.
	(2)	ETF Distribution Agreement between Registrant and Northern Lights Distributors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 29, 2025.
	(3)	Reserved.
	(4)	Distribution Agreement between the Registrant and Foreside Financial Services, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on November 28, 2023.
(f)		Bonus or Profit Sharing Contracts – None
(g)	(1)	Custodial Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to the Registrant’s Registration Statement filed on August 12, 2015.
	(2)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to the Registrant’s Registration Statement filed on September 26, 2017.
	(3)	Custody Agreement between the Registrant and U.S. Bank, N.A. with respect to the Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
	(4)	Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to the Registrant’s Registration Statement filed on May 30, 2025.
	(5)	Custody Agreement between the Registrant and U.S. Bank, N.A. is incorporated herein by reference to the Registrant’s Registration Statement filed on January 16, 2018.
	(6)	Amended Exhibit B to the Custody Agreement between the Registrant and U.S. Bank, N.A. is incorporated herein by reference to the Registrant’s Registration Statement filed on May 30, 2025.
(h)	(1)	Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on October 26, 2021.
	(2)	Amended Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(3)	Expense Limitation Agreement between the Registrant and Redwood Investment Management, LLC dated September 18, 2013, with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.

(4)	Fee Waiver Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2014.
(5)	Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 11, 2014.
(6)	Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC with respect to the Affinity Small Cap Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on July 24, 2015.
(7)	Expense Limitation Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 12, 2015.
(8)	Appendix A to Expense Limitation Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on July 24, 2015.
(9)	Expense Limitation Agreement between Registrant and Holbrook Holdings, Inc. with respect to the Holbrook Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on June 13, 2016.
(10)	Amended Appendix A to the Expense Limitation Agreement between Registrant and Holbrook Holdings, Inc. reflecting the addition of Holbrook Structured Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on March 21, 2022.
(11)	Amended Appendix A to Expense Limitation Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2016.
(12)	Expense Limitation Agreement dated February 21, 2017 between the Registrant and Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on March 8, 2017.
(13)	Expense Limitation Agreement between Registrant and Recurrent Investment Advisors, LLC with respect to the Recurrent Natural Resources Fund and the Recurrent MLP & Infrastructure Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 24, 2017.
(14)	Amended Appendix A to Expense Limitation Agreement dated February 21, 2017 between the Registrant and Redwood Investment Management, LLC with respect to the Redwood AlphaFactor Core Equity Fund, Redwood AlphaFactor Tactical Core Fund, Redwood Managed Municipal Income Fund, Redwood Activist Leaders Fund, Redwood AlphaFactor Tactical International Fund and Redwood Systematic Macro Trend (“SMarT”) Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on November 1, 2017.
(15)	ETF Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on October 26, 2021.
(16)	Amended Appendix A to the Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund is incorporated herein by reference to the Registrant's Registration Statement filed on February 26, 2021.
(17)	Appendix A to the Expense Limitation Agreement between the Registrant and Regents Park Funds, LLC with respect to the Anfield Universal Fixed Income ETF, Anfield Dynamic Fixed Income ETF, Affinity World Leaders Equity ETF and Anfield U.S. Equity Sector Rotation ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on November 27, 2024.
(18)	Amended Appendix A to the Expense Limitation Agreement dated September 18, 2013 between Registrant and Redwood Investment Management, LLC, with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2018.
(19)	Expense Limitation Agreement between the Registrant and Regents Park Funds, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on November 15, 2019.

	(20)	Expense Limitation Agreement between the Registrant and IronHorse Capital LLC with respect to the Conductor Global Equity Value ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(21)	Expense Limitation Agreement between Registrant and Hunter Perkins Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on December 19, 2022.
	(22)	Amended Appendix A to the Expense Limitation Agreement dated September 9, 2025, between Registrant and Hunter Perkins Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on November 26, 2025.
	(23)	Amended Appendix A to the Expense Limitation Agreement between Registrant and Holbrook Holdings, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on April 30, 2025.
	(24)	Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC with respect to the Anfield Enhanced Market ETF is incorporated by reference to the Registrant’s Registration Statement filed on July 3, 2025.
	(25)	Expense Limitation Agreement between Registrant and Liberty One Investment Management, LLC with respect to the Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
	(26)	Fund Services Agreement between the Registrant and U.S. Bank, N.A. with respect to the Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
(i)	(1)	Legal Opinion and Consent is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(2)	Amended Appendix A to the Legal Opinion and Consent is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
(j)	(1)	Consent of Independent Public Accounting Firm – Filed herewith.
	(2)	Powers of Attorney are incorporated herein by reference to the Registrant’s Registration Statement filed on October 6, 2022.
	(3)	Resolution of the Board Authorizing Use of Powers of Attorney is incorporated herein by reference to the Registrant’s Registration Statement filed on October 6, 2022.
(k)		Omitted Financial Statements – None.
(l)	(1)	Subscription Agreement is incorporated herein by reference to the Registrant’s Registration Statement filed on October 26, 2012.
	(2)	Authorized Participation Agreement is incorporated herein by reference to the Registrant’s Registration Statement filed on September 26, 2017.
(m)	(1)	Class A Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on June 21, 2021.
	(2)	Class C Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(3)	Class R Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(4)	Class N Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(5)	Amended Exhibit A to Class A Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on April 30, 2025.
	(6)	Amended Exhibit A to Class C Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on December 2, 2016.
	(7)	Amended Exhibit A to Class R Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2017.

	(8)	Amended Exhibit A to Class N Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on November 1, 2017.
	(9)	Investor Class Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2016.
	(10)	Amended Exhibit A to Investor Class Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on April 30, 2025.
	(11)	ETF 12b-1 Distribution Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(12)	Amended Schedule A to ETF 12b-1 Distribution Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
(n)	(1)	Amended Rule 18f-3 Plan is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(2)	Amended Appendix A to Rule 18f-3 Plan is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
(o)		Reserved
(p)	(1)	Code of Ethics for the Trust is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(2)	Code of Ethics for Northern Lights Distributors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(3)	Code of Ethics for Anfield Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(4)	Code of Ethics for Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(5)	Code of Ethics for IronHorse Capital, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(6)	Code of Ethics for Affinity Investment Advisors is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(7)	Code of Ethics for Hanlon Investment Management, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(8)	Code of Ethics for Holbrook Holdings, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(9)	Code of Ethics for Recurrent Investment Advisors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(10)	Code of Ethics for Regents Park Funds, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(11)	Code of Ethics for Liberty One Investment Management, LLC Code of Ethics for Regents Park Funds, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on September 24, 2025.
	(12)	Code of Ethics for Hunter Perkins Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on December 19, 2022.
	(13)	Code of Ethics for Hypatia Capital Management LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on December 27, 2022.
	(14)	Code of Ethics for Vident Advisory, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on September 14, 2023.

Item 29. Persons Controlled by or Under Common Control with the Registrant. None.

Item 30. Indemnification.

Article VIII, Section 2(a) of the Amended Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Amended Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) of the Amended Agreement and Declaration of Trust provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Amended Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 5 of the Investment Advisory Agreements between Registrant and Redwood Investment Management, LLC (“Redwood”), incorporated herein by reference to exhibits (d)(1), (d)(6), (d)(9), (d)(15), and Section 4(a) of the Investment Advisory Agreement incorporated herein by reference to exhibit (d)(13) provides for the indemnification of Redwood against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and IronHorse Capital, LLC (“IronHorse”), incorporated herein by reference to exhibit (d)(18), provides for the indemnification of IronHorse against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and Anfield Capital Management, LLC (“Anfield”), incorporated herein by reference to exhibit (d)(2), Section 5(a) of the Investment Advisory Agreement between Registrant and Anfield incorporated herein by reference to exhibit (d)(11), and Section 11 of the Investment Sub-Advisory Agreements between Registrant, Anfield and Regents Park Funds, LLC (“Regents Park”), incorporated herein by reference to exhibit (d)(12) and (d)(17), provide for the indemnification of Anfield against certain losses.

Section 11 of the Sub-Advisory Agreement between Registrant, Affinity Investment Advisors, LLC (“Affinity”) and Anfield and Regents Park, respectively, incorporated herein by reference to exhibit (d)(10), provides for the indemnification of Affinity against certain losses.

Section 5 of the Advisory Agreement between Registrant and Hanlon Investment Management, Inc. (“Hanlon”), incorporated herein by reference to exhibit (d)(3), provides for the indemnification of Hanlon against certain losses.

Section 5 of the Advisory Agreement between Registrant and Holbrook Holdings, Inc., incorporated herein by reference to exhibit (d)(4), (d)(5), and (d)(14), provides for the indemnification of Holbrook against certain losses.

Section 5 of the Advisory Agreements between Registrant and Regents Park Funds, LLC (“Regents Park”) incorporated herein by reference to exhibits (d)(8) and (d)(16) provides for the indemnification of Regents Park against certain losses.

Section 5 of the Advisory Agreement between Registrant and Recurrent Investment Advisors, LLC (“Recurrent”) incorporated herein by reference to exhibit (d)(7) provides for the indemnification of Recurrent against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and Hunter Perkins Capital Management, LLC (“Hunter”) incorporated herein by reference to exhibit (d)(19) provides for the indemnification of Hunter against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and Hypatia Capital Management LLC (“Hypatia”) incorporated herein by reference to exhibit (d)(20) provides for the indemnification of Hypatia against certain losses.

Section 12 of the Sub-Advisory Agreement between Registrant, Vident Advisory, LLC (“Vident”) and Hypatia incorporated herein by reference to exhibit (d)(21), provides for the indemnification of Vident against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and VestGen Investment Management, LLC (“VestGen”) incorporated herein by reference to exhibit (d)(22) provides for the indemnification of VestGen against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and Liberty One Investment Management, LLC (“Liberty”) incorporated herein by reference to exhibit (d)(23) provides for the indemnification of Liberty against certain losses.

Section 12 of the Sub-Advisory Agreement between Registrant, Liberty and Vident incorporated herein by reference to exhibit (d)(24), provides for the indemnification of Vident against certain losses.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors, LLC (“NLD”), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv) the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

Each of the Fund Services Agreement and the ETF Fund Services Agreement with Ultimus Fund Solutions, LLC (“UFS”) provides that the Registrant agrees to indemnify and hold UFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of such Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with such Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (“NLCS”) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement. NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports.

The ETF Distribution Agreement with NLD provides that the Registrant agrees to indemnify and hold harmless each of NLD, its managers and officers and each person, if any, who controls NLD within the meaning of Section 15 of the Securities Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Registrant’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Registrant’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Registrant, the Registrant’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the Securities Act, or (vi) all actions taken by NLD hereunder resulting from NLD’s reliance on instructions received from an officer, agent or approved service provider of the Registrant.

The Distribution Agreement (the “Foreside Agreement”) with Foreside Financial Services, LLC (“Foreside”) provides that the Registrant agrees to indemnify, defend and hold Foreside, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled Foreside within the meaning of Section 15 of the 1933 Act (collectively, the “Foreside Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the reasonable costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable and documented counsel fees incurred in connection therewith) (collectively, “Losses”) that any Foreside Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act any other statute (including Blue

Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to (i) Foreside serving as distributor of the Funds pursuant to the Foreside Agreement and in accordance with the terms and conditions of the Foreside Agreement; (ii) the Registrant’s material breach of any of its obligations, representations, warranties or covenants contained in the Foreside Agreement; (iii) the Registrant’s failure to comply in all material respects with any applicable securities laws or regulations; or (iv) any claim that the Registration Statement, Prospectus, shareholder reports, marketing materials or other information filed or made public by the Registrant (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law any violation of any rule of FINRA or of the SEC or any other jurisdiction wherein Shares of the Funds are sold, provided, however, that the Registrant’s obligation to indemnify any of the Foreside Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such marketing material in reasonable reliance upon and in conformity with information relating to Foreside and furnished to the Registrant or its counsel by Foreside in writing for use in such Registration Statement, Prospectus, annual or interim report, or any marketing materials. In no event shall anything contained in the Foreside Agreement be so construed as to protect Foreside against any liability to the Registrant or its shareholders to which Foreside would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Foreside Agreement or by reason of its reckless disregard of its obligations under the Foreside Agreement.

Item 31. Business and Other Connections of Investment Advisers and Sub-Advisers.

Certain information pertaining to the business and other connections of each Adviser of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Adviser” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.” The information required by this Item 31 with respect to each director, officer or partner of each Adviser is incorporated herein by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Anfield Capital Management, LLC, the Adviser to the Anfield Universal Fixed Income Fund and the Anfield Enhanced Market ETF, Sub-Adviser to the Anfield Universal Fixed Income ETF, Anfield U.S. Equity Sector Rotation ETF, Anfield Dynamic Fixed Income ETF and Regents Park Hedged Market Strategy ETF – File No. 801-77714

Redwood Investment Management, LLC, the Adviser to the Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund, Redwood AlphaFactor Tactical International Fund, Redwood Systematic Macro Trend (“SMarT”) Fund, LeaderShares AlphaFactor US Core Equity ETF, LeaderShares Activist Leaders ETF, LeaderShares AlphaFactor Tactical Focused ETF, LeaderShares Equity Skew ETF and LeaderShares Dynamic Yield ETF – File No. 801-78563

IronHorse Capital, LLC, the Adviser to the Conductor Global Equity Value ETF – File No. 801-78730

Affinity Investment Advisors, LLC, the Sub-Adviser to the Affinity World Leaders Equity ETF – File No. 801-42015

VestGen Investment Management, LLC, the Adviser to the Tactical Dividend and Momentum Fund – File No. 801-60889

Holbrook Holdings, Inc., the Adviser to the Holbrook Income Fund, the Holbrook Structured Income Fund, and the Holbrook Total Return Fund – File No. 801-107682

Recurrent Investment Advisors LLC, the Adviser to the Recurrent MLP & Infrastructure Fund –File No. 801-110728

Regents Park Funds, LLC, the Adviser to the Anfield Universal Fixed Income ETF, Affinity World Leaders Equity ETF, Anfield U.S. Equity Sector Rotation ETF, Anfield Dynamic Fixed Income ETF, and Regents Park Hedged Market Strategy ETF– File No. 801-108885

Hunter Perkins Capital Management, LLC, the Adviser to the Hunter Small Cap Value Fund – File No. 801-118729

Hypatia Capital Management LLC, the Adviser to the Hypatia Women CEO ETF – File No. 801-126547

Vident Advisory, LLC, the Sub-Adviser to the Hypatia Women CEO ETF, Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF – File No. 801-114538

Liberty One Investment Management, LLC, the Adviser to the Liberty One Spectrum ETF, the Liberty One Defensive Dividend Growth ETF, and the Liberty One Tactical Income ETF – File No. 801-116826

Item 32. Principal Underwriters.

(a)  Northern Lights Distributors, LLC (“NLD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following: Atlas U.S. Government Money Market Fund, Inc., Atlas U.S. Tactical Income Fund, Inc., Boyar Value Fund Inc., Capitol Series Trust, CIM Real Assets & Credit Fund, Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, The North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, Princeton Everest Fund, Segall Bryant & Hamill Trust, Texas Capital Funds Trust, The Saratoga Advantage Trust, Tributary Funds, Inc., Ultimus Managers Trust, Unified Series Trust, Valued Advisers Trust, and Zacks Trust.

(b)  Northern Lights Distributors, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Northern Lights Distributors, LLC is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. The following are the managers and officers of Northern Lights Distributors, LLC:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Kevin Guerette	President	None
William Strait	Secretary, General Counsel, and Manager	None
Stephen Preston	Chief Compliance Officer, Financial Operations Principal, AML Compliance Officer	None
Melvin Van Cleave	Chief Information Securities Officer	None
David James	Manager	None

Foreside Financial Services, LLC, serves as principal underwriter for the following series of Two Roads Shared Trust registered under the Investment Company Act of 1940, as amended: Tactical Dividend and Momentum Fund.

Foreside Financial Services, LLC, serves as principal underwriter for the following:

Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust
2.	2nd Vote Funds
3.	A3 Alternative Credit Fund
4.	AAMA Equity Fund, Series of Asset Management Fund
5.	AAMA Income Fund, Series of Asset Management Fund
6.	Advisers Investment Trust
7.	AltShares Trust
8.	BMO Funds, Inc.
9.	BMO LGM Frontier Markets Equity Fund
10.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
11.	Bow River Capital Evergreen Fund
12.	Conversus StepStone Private Markets
13.	Cook & Bynum Funds Trust
14.	Datum One Series Trust
15.	Diamond Hill Funds
16.	Driehaus Mutual Funds
17.	Emles Trust
18.	Engine No. 1 ETF Trust
19.	FlowStone Opportunity Fund
20.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV
21.	Inspire Corporate Bond Impact ETF, Series of Northern Lights Fund Trust IV
22.	Inspire Faithward Large Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV
23.	Inspire Faithward Mid Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV
24.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
25.	Inspire International ESG ETF, Series of Northern Lights Fund Trust IV
26.	Inspire Small Mid Cap Impact ETF, Series of Northern Lights Fund Trust IV
27.	Inspire Tactical Balanced ESG ETF, Series of the Northern Lights Fund Trust IV
28.	Pax World Funds Series Trust
29.	Pax World Funds Series Trust III
30.	Praxis Mutual Funds

31.	Primark Private Equity Investments Fund
32.	Rimrock Funds Trust
33.	SA Funds – Investment Trust
34.	Sequoia Fund, Inc.
35.	Siren ETF Trust
36.	Simplify Exchange Traded Funds
37.	Zacks Trust

Foreside Financial Services, LLC is registered with the U.S. Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The following are the Officers of the distributor:

Name	Address	Position with Underwriter	Position with the Trust
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer Brunner	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c). Not Applicable.

Item 33. Location of Accounts and Records.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the Investment Company Act of 1940, as amended, for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the U.S. Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

1.	MUFG Union Bank, National Association, 350 California Street 6th Floor, San Francisco, California 94104 (records relating to its function as custodian)

2.	Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (records relating to its functions as administration, accounting and transfer agent and Registrant’s Declaration of Trust, By-Laws and Minutes)

3.	Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (records relating to its function as principal underwriter)

4.	Redwood Investment Management, LLC, 4110 N. Scottsdale Rd., Suite 125, Scottsdale, AZ 85251 (records relating to its function as investment adviser)

5.	IronHorse Capital LLC, 3102 West End Avenue, Suite 400, Nashville, TN 37203 (records relating to its function as investment adviser)

6.	Anfield Capital Management, LLC, 19900 MacArthur Blvd., Suite 655, Irvine, CA 92612 (records relating to its function as investment adviser and sub-adviser)

7.	Huntington Bank, N.A., 7 Easton Oval, Columbus, OH 43219 (records relating to its function as custodian)

8.	Affinity Investment Advisors, LLC, 5140 Birch Street, Suite 300, Newport Beach, CA 92660 (records relating to its function as sub-adviser)

9.	VestGen Investment Management, LLC, 3393 Bargaintown Road, Egg Harbor Twp., NJ 08234 (records relating to its function as investment adviser)

10.	The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286 (records relating to its function as custodian)

11.	Holbrook Holdings, Inc., 3225 Cumberland Blvd SE, Suite 100, Atlanta, GA 30339 (records relating to its function as investment adviser)

12.	Recurrent Investment Advisors LLC, 3801 Kirby Dr., Suite 654, Houston, TX 77908 (records relating to its function as investment adviser)

13.	Regents Park Funds, LLC, 19900 MacArthur Blvd., Suite 655, Irvine, CA 92612 (records relating to its function as investment adviser)

14.	Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 (records relating to its function as custodian and transfer agent)

15.	U.S. Bank, N.A, 425 Walnut Street, Cincinnati, OH 45202 (records relating to its function as custodian and transfer agent)
16.	Hunter Perkins Capital Management, LLC, 377 E. Butterfield Road, Suite 220, Lombard IL 60148 (records relating to its function as investment adviser)

17.	Hypatia Capital Management LLC, 430 Park Avenue, 19th Floor, New York, NY 10022 (records relating to its function as investment adviser)

18.	Vident Advisory, LLC, 1125 Sanctuary Pkwy, Suite 515 Alpharetta, GA 30009 (records relating to its function as investment sub-adviser)
19.	Liberty One Investment Management, LLC, 1509 N. Milwaukee Avenue, Libertyville, Illinois 60048 (records relating to its function as investment adviser)

Item 34. Management Services. Not Applicable.

Item 35. Undertakings. Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, State of New York, on the 26th day of November, 2025.

Two Roads Shared Trust

By: /s/ James Colantino

James Colantino*

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Mark D. Gersten*	Trustee & Chairman	November 26, 2025
Mark Garbin*	Trustee	November 26, 2025
Neil M. Kaufman*	Trustee	November 26, 2025
Anita K. Krug*	Trustee	November 26, 2025
James Colantino*	President and Principal Executive Officer	November 26, 2025
Laura Szalyga*	Treasurer and Principal Executive Officer	November 26, 2025

*By: /s/ Timothy Burdick

Timothy Burdick

Attorney in fact

Exhibit Index

(j)(1) Consent of Independent Public Accounting Firm